UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 16, 2010
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AMCOL INTERNATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware State of Other Jurisdiction of Incorporation	1-14447 Commission File Number	36-0724340 I.R.S. Employer Identification Number

2870 Forbs Avenue
Hoffman Estates, IL 60192
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (847) 851-1500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 16, 2010, AMCOL International Corporation (“AMCOL”) announced that it exercised its option to purchase from Chromite Corporation the remaining 47% interest in a holding company that owns a chrome mine in the Republic of South Africa for $12.4 million.  AMCOL is required to transfer a 26% interest in the mine to a South African Black Economic Empowerment Enterprise, after which AMCOL will hold a 74% interest in the mine.  A press release announcing the acquisition is attached hereto as Exhibit 99.1.

Item 9.01               Financial Statements and Exhibits

(d)           Exhibits.

99.1	Press Release titled “AMCOL International Corporation (NYSE:ACO) Purchases the Remaining Interest in South African Chromite Mine”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOL INTERNATIONAL CORPORATION
Date:	September 16, 2010	By:	/s/ Donald W. Pearson
Donald W. Pearson
Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press Release titled “AMCOL International Corporation (NYSE:ACO) Purchases the Remaining Interest in South African Chromite Mine”